SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 10, 2001
                        (Date of earliest event reported)

                         iBEAM BROADCASTING CORPORATION
             (Exact name of Registrant as specified in its Charter)

    Delaware                        000-37258                  94-3296895

(State or other               (Commission File No.)          (IRS Employer
jurisdiction of                                           Identification No.)
incorporation or
 organization)

645 Almanor Avenue, Suite 100
      Sunnyvale, CA                                                94085
-----------------------------                                    ---------
  (Address of principal                                          (Zip Code)
    executive offices)

                                 (408) 523-1600

                                   ----------
              (Registrant's telephone number, including area code)

                           ---------------------------

         (Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant.

      The transaction described below in "Item 5. Other Events." may at a subsequent date result in a change of control of the registrant.

Item 5. Other Events.

Stock Purchase and Related Agreements

      On June 24, 2001, iBEAM Broadcasting Corporation, a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement and related agreements (collectively, the "Stock Purchase Agreement") with Williams Communications, LLC, a Delaware limited liability company, Allen & Company Incorporated, a New York corporation ("Allen & Company") and Lunn iBEAM, LLC, an Illinois limited liability company, the signing of which is the subject of the Company's Form 8-K filed on June 26, 2001. On July 6, 2001, Allen & Company assigned to TouchAmerica Inc., a Montana corporation, its rights and obligations to purchase half of the preferred stock Allen & Company had agreed to purchase under the Stock Purchase Agreement. The transactions contemplated by the Stock Purchase Agreement were consummated on July 10, 2001.

      On June 29, 2001, the Company issued a press release announcing that it had requested from Nasdaq an exception to Nasdaq's shareholder approval requirement and a waiver of the voting rights rules for the above referenced transactions in reliance upon NASD Rule 4350(i)(2). The press release is attached hereto as Exhibit 99.1. Also on June 29, 2001, the Company mailed a notice to its shareholders of record regarding the request for the exception and waiver. The notice to shareholders is attached hereto as Exhibit 99.2. On July 3, 2001, Nasdaq granted the requested exception and waiver.

      On July 11, 2001, the Company issued a press release announcing the closing of the transactions contemplated by the Stock Purchase Agreement and Nasdaq's granting of the exception and waiver. The press release is attached hereto as Exhibit 99.3.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

       (a)  Financial Statements of Business Acquired - Not applicable.

       (b)  Pro Forma Financial Information - Not applicable.

       (c)  Exhibits

            The following exhibits are filed herewith:

            99.1  Press Release, dated June 29, 2001.
            99.2  Notice to Shareholders, dated June 29, 2001.
            99.3  Press Release, dated July 11, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     iBEAM BROADCASTING CORPORATION


                                     By: /s/ Geoff Ribar
                                         ---------------
                                         Geoff Ribar
                                         Vice President and Chief Financial
                                         Officer

Date: July 10, 2001